EXHIBIT  32.1

               CERTIFICATION OF CEO PURSUANT TO RULE 13a-14(b) OR
                     RULE 15d-14(b) and 18 U.S.C. Sec.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the annual report of Endovasc, Inc. (the "Company") on Form 10-KSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David P. Summers, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  October 14, 2003               /s/ David P. Summers
                                      ----------------------------
                                      David  P.  Summers
                                      Chief  Executive  Officer


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